Principal Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Principal Accounting Policies
Basis of consolidation

(a)                   Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs for which the Company is the primary beneficiary with the ownership interests of minority shareholders reported as non-controlling interests. All significant transactions and balances among the Company, its subsidiaries and VIEs have been eliminated upon consolidation. The Company consolidates a VIE if the Company has the power to direct matters that most significantly impact the activities of the VIE, and has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE.

Basis of presentation

(b)                   Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The consolidated financial statements are prepared based on the historical cost convention.

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results might differ from those estimates. These estimates and assumptions include, but are not limited to, assessing the following: lives of the permanent in-game items, the determination of whether sales prices are fixed or determinable and collection is probable or reasonably assured and the recoverability of accounts receivable, realization of deferred tax assets and the determination of uncertain tax positions, useful lives and impairment provision of property, equipment and software and intangibles, and fair value of the Company’s stock options and restricted share units.

Revenue recognition

(c)                   Revenue recognition

The Group recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured.

Revenues presented in the consolidated statements of operations and comprehensive income represent revenues from online game services, advertising services and wireless value-added services and others recognized net of sales discount.

(i)                     Online game services

The Group sells prepaid point cards through Guangzhou NetEase and Shanghai EaseNet to the end user. Customers can purchase physical prepaid point cards in different locations in China, including Internet cafés, software stores, convenience stores and bookstores. Customers can also purchase “virtual” prepaid points from vendors who register the points in the Group’s system and “virtual” prepaid cards online via debit and credit cards or bank transfers via the Company’s Wangyibao online payment services platform, and receive the prepaid point information over the Internet. Customers can use the points to play the Group’s online games, pay for in-game items and use other fee-based services. Proceeds received from the sales of prepaid point cards and online points to players are recorded as deferred revenues. The Group earns revenue through providing online game services to players under two types of revenue models: time-based revenue model and item-based revenue model. For online games using the time-based model, players are charged based on the time they spend playing games.

Under the item-based model, the basic game play functions are free of charge, and players are charged for purchases of in-game items. Revenues from the sales of in-game items are recognized when the items are consumed by the customers or over the estimated lives of the in-game items. The Company considers the average period that players typically play the games and other game player behavior patterns, as well as various other factors, including the acceptance and popularity of expansion packs, promotional events launched and market conditions to arrive at the best estimates for the estimated lives of the permanent in-game items. The Group assesses the estimated lives of the permanent in-game items for the item-based games on a quarterly basis. Adjustments arising from the changes of estimated lives of permanent in-game items are applied prospectively as such changes are resulted from new information indicating a change in the game player behavior patterns.

Unused online points in a personal game account are recognized as revenues when the likelihood that the Group would provide further online games services with respect to such online points is remote.  The Group has determined that such likelihood is remote when the personal game account has been inactive for 540 days or more. The revenue recognized from the inactive accounts was insignificant in 2010 and 2011.

(ii)                   Advertising services

The Group derives its advertising revenues principally from short-term online advertising contracts engaged by Guangyitong Advertising. Advertising service contracts may consist of multiple elements that typically spans over a quarter to a year. Before 2011, the Company has not established vendor specific objective evidence of fair value for the multiple components and, as a result, with respect to the advertising contract that do not include a fixed delivery pattern for various types of advertising services, recognition of revenues is deferred until completion of the contract. For the advertising contracts with a fixed delivery pattern, revenues are recognized ratably over the period in which the advertisement is displayed and only if collection of the resulting receivables is probable. In accordance with ASU No.2009-13 Revenue Recognition - Multiple-Deliverable Revenue Arrangements (“ASU No.2009 -13”), on January 1, 2011, the Company began to treat advertising contracts with multiple deliverable elements as separate units of accounting for revenue recognition purposes and to recognize revenue on a periodic basis during the contract when each deliverable service is provided. Since the contract price is for all deliverables, the Company allocates the arrangement consideration to all deliverables at the inception of the arrangement on the basis of their relative selling price according to the selling price hierarchy established by ASU No.2009-13. The Company use (a) vendor-specific objective evidence of selling price, if it exists, otherwise, (b) third-party evidence of selling price. If neither (a) nor (b) exists, the Company will use (c) the management’s best estimate of the selling price for that deliverable. The adoption did not have a material impact on the Company’s consolidated financial statements.

In the search engine business, Youdao Information enters into “cost per action” (“CPA”) advertising contracts and receives fees when an online user performs a specific action such as purchasing a product from or registering with the advertiser. Revenue for CPA contracts is recognized when the specific action is completed. Youdao Information may also enter into advertising business contracts with advertisers that include guarantees of a minimum number of impressions or times that an advertisement appears in pages viewed by users. To the extent that minimum guaranteed impressions are not met within the contractual time period, the related revenues are deferred until the remaining guaranteed impression levels are achieved.

The Company recognizes revenue and expense at fair value from a barter transaction involving advertising services provided by the Group only if the fair value of the advertising services surrendered in the transaction is determinable based on the entity’s own historical practice of receiving cash and cash equivalents, marketable securities, or other consideration that is readily convertible to a known amount of cash for similar advertising from buyers unrelated to the counterparty in the barter transaction.

For the years ended December 31, 2009, 2010 and 2011, the Group engaged in certain advertising barter transactions for which the fair value was not determinable and therefore no revenues or expenses derived from these barter transactions were recognized. These transactions primarily involved exchanges of advertising services rendered by the Group for advertising, promotional benefits, content, consulting services and software provided by the counterparties.

(iii)                Wireless value-added services and others

Revenue from Wireless value-added services (“WVAS”) is predominantly derived from activities related to short messaging services (“SMS”) and non-SMS services such as multimedia messaging, wireless application protocol and interactive voice response services. The Group derives WVAS revenues principally from providing value-added services such as friends matching, news and information services, color ring-tone and logo downloads and various other related products to mobile phone users under co-operative arrangements with mobile phone operators. The Group recognizes and reports its WVAS revenues based on its share of the revenues under these co-operative arrangements net of the amounts retained by the mobile phone operators for their services performed in the month based on the monthly confirmation from the mobile phone operators for the service period when the message, content or service is delivered. Where a confirmation has not been received from a mobile phone operator, the Group estimates the revenue, as well as the amounts of billing and transmission failures, applicable to the services provided through that operator and recognizes the estimated revenue net of estimated billing and transmission failures. Revenue is adjusted in the accounts of subsequent period upon receipt of confirmation from the mobile phone operator. Historically, there have been no significant adjustments to the revenue estimates.

Other fee-based premium services revenues, operated on a monthly subscription basis, are derived principally from providing premium e-mail, friends matching and dating services. Prepaid subscription revenues are deferred and are recognized by the Group on a straight-line basis over the period in which the services are provided.

In February 2009, the Company launched its Wangyibao payment platform, through which game players registered for Wangyibao operations can deposit money in their accounts and use the accounts to pay for game point cards and other fee-based services and products rendered by the Company.  Account holders are charged for service fees based on services consumed in accordance with the service agreement and the Company recognizes revenue when service are rendered.

Revenues from e-commerce services mainly include personalized photo-based products and other e-commerce related services. Revenues are recognized when such products are transferred to the customers or the services are rendered and collections are reasonably assured.

Cost of revenues

(d)                  Cost of revenues

Costs of online game services, advertising services and wireless value-added services and others consist primarily of staff costs of those departments directly involved in providing such services, royalties and consultancy fees related to licensed games, depreciation and amortization of computers and software, server custody fees, bandwidth, business tax paid by the Company and its subsidiaries on intra-group revenues from the VIEs and other direct costs of providing these services. These costs are charged to the consolidated statements of operations and comprehensive income as incurred.

Research and development costs

(e)                   Research and development costs

Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred. Once an online game has reached technological feasibility with a proven ability to operate in the Chinese market, all subsequent online game development costs are capitalized until that game is marketed. Technical feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation. The costs incurred for development of on-line game products have not been capitalized because the period after the date technical feasibility is reached and the time when the game is marketed is short historically and the development cost incurred in the period are insignificant. All online game development costs have been expensed when incurred for the years ended December 31, 2009, 2010 and 2011.

The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Direct costs incurred to develop the software during the application development stage that can provide future benefits are capitalized.

Cash, cash equivalent and time deposits

(f)                     Cash, cash equivalent and time deposits

Cash and cash equivalents represent cash on hand, demand deposits placed with large reputable banks in Hong Kong or China, and highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase with terms of less than three months. As of December 31, 2010, there were cash at bank and demand deposits with terms of less than three months denominated in US dollars and Euro amounting to approximately US$19.0 million and Euro5.1 million, respectively. As of December 31, 2011, there were cash at bank and demand deposits with terms of less than three months denominated in US dollars and Euro amounting to approximately US$32.1 million and Euro18.6 million, respectively (equivalent to approximately RMB202.2 million and RMB151.6 million, respectively).

Time deposits represent time deposits placed with banks with original maturities of three months or more. As of December 31, 2010, there were time deposits denominated in US dollars and Euro amounting to approximately US$55.1 million and Euro70.7 million. As of December 31, 2011, there were time deposits denominated in US dollars and Euro amounting to approximately US$34.5 million and Euro55.8 million (equivalent to approximately RMB217.4 million and RMB455.1 million, respectively).

As of December 31, 2010 and 2011, the Company had approximately RMB8.7 billion and RMB11.6 billion cash and cash equivalents and time deposits held by its PRC subsidiaries and VIEs, representing 91.7% and 97.4% of total cash and cash equivalents and time deposits of the Company, respectively.

As of December 31, 2010 and 2011, the Company had a restricted cash balance which is set aside for a period of less than 12 months of approximately RMB140.6 million and RMB318.7 million, respectively, comprising as follows (in millions):

	December 31,	December 31,
	2010	2011
	RMB	RMB
Guarantee deposit for consulting fee payments due to Blizzard	36.0	85.0
Escrow account deposit for funding sales and marketing activities of Blizzard’s licensed games	104.6	233.7
	140.6	318.7

The Company had no other lien arrangements during 2010 and 2011.

Fair value of financial instruments

(g)                  Fair value of financial instruments

Accounting guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2 — Include other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

The Group’s financial instruments, including cash and cash equivalents and time deposits with maturity terms no longer than one year, accounts receivable, held-to-maturity investments and accounts payable, are carried at cost or amortized cost as of the balance sheet dates. The carrying values approximate their fair values due to the short maturities of these instruments. Please see note 24 for additional information.

Held-to-maturity investment

(h)                  Held-to-maturity investment

The investments that the Company has positive intent and ability to hold to maturity are classified as held-to-maturity investments and stated at amortized cost. For individual investment classified as held-to-maturity investments, the Company evaluates whether a decline in fair value below the amortized cost basis is other than temporary in accordance with the Company’s policy and ASC 320-10. If the Company concludes that, it does not intend or is not required to sell an impaired debt investment before the recovery of its amortized cost basis, the impairment is considered temporary and the held-to-maturity investments continue to be recognized at the amortized cost.

Investment in associated companies

(i)                     Investment in associated companies

Investments in associated companies in which the Company is in a position to exercise significant influence by participating in, but not controlling or jointly controlling, the financial and operating policies are accounted for using the equity method and are reported under other long-term assets in the consolidated balance sheets.

Property, equipment and software

(j)                     Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation. Depreciation is calculated on the straight-line basis over the following estimated useful lives, taking into account any estimated residual value:

Building	20 years (revised estimated useful life from 15 years)
Leasehold improvements	lesser of the term of the lease and the estimated useful lives of the leased assets
Furniture, fixtures and office equipment	5-10 years
Vehicles	5 years
Servers and computers	3 years
Software	3 years (revised estimated useful life from 2-3 years)

During 2010, the Company revised the estimated useful lives of buildings and software.  With respect to an asset with its estimated useful life revised, the remaining net book value is amortized over the duration of its remaining estimated useful life, where appropriate.  The foregoing-mentioned changes in estimated useful lives did not result in a material change to the Company’s amortization and depreciation charges in 2010 and 2011.

Repairs and maintenance expenditures, which are not considered improvement and do not extend the useful life of the property and equipment, are expensed as incurred. When the Company retires or disposes its property, equipment and software, it records any gain or loss arising from the retirement or disposal under Other, net in its consolidated statements of operations and comprehensive income.

Intangible assets

(k)                 Intangible assets

Finite-lived intangible assets are tested for impairment if impairment indicators arise. The Company amortizes its finite-lived intangible assets from business acquisition using the straight-line method:

Land use right	over the remaining term of the land use right period
License right	over the license period
Customer contracts and relationships	8-10 years
Technology	3 years

Advertising expenses

(l)                     Advertising expenses

The Company expenses advertising costs as incurred and reports these costs under selling and marketing expense. Advertising expenses totaled approximately RMB65.2 million, RMB203.7 million and RMB247.0 million for the years ended December 31, 2009, 2010 and 2011, respectively.

Foreign currency translation

(m)               Foreign currency translation

The functional currency of the entities within the Group is RMB. Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. The resulting exchange differences are included in the consolidated statements of operations and comprehensive income.

Translations of amounts from RMB into United States dollars for the convenience of the reader were calculated at the noon buying rate of US$1.00 = RMB6.2939 on the last trading of 2011 (December 31, 2011) as set forth in the H.10 statistical release of the U.S. Federal Reserve Board. No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at such rate.

Share-based compensation

(n)                  Share-based compensation

The Company measures the cost of employee services received in exchange for stock options at the grant date fair value of the award under its 1999 Stock Option Plan (see Note 18(a)). The Company recognizes the share-based compensation costs, net of a forfeiture rate, on a straight-line basis of 25% a year over a vesting term of four years.  The Company adopts the Black-Scholes option pricing model to determine the fair value of stock options and account for share-based compensation cost using an estimated forfeiture rate at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Under its 2009 Restricted Share Unit Plan (see Note 18(c)), the Company issues restricted share units (RSUs) to its employees, directors and consultants with performance conditions and service vesting periods ranging from one year to five years. Some of the RSUs issued are to be settled, at the Company’s discretion, in stock or cash upon vesting based on the stock price at grant date. At each reporting period, the Company evaluates the likelihood of performance conditions being met. Share-based compensation costs are then recorded for the number of RSUs expected to vest on a graded-vesting basis, net of estimated forfeitures, over the requisite service period. The compensation cost of the RSUs to be settled in stock only is measured based on the fair value of stock when all conditions to establish the grant date have been met. The compensation cost of RSUs to be settled either in stock or cash at the Company’s discretion is remeasured until the date when settlement in stock or cash is determined by the Company.

The Company records share-based compensation to the consolidated statements of operations and comprehensive income with the corresponding credit to the additional paid-in-capital for share options and RSUs to the extent that such awards are to be settled only in stock.  On the other hand, for RSUs which will either be settled in stock or cash as discussed above, the Company continues to mark to market such awards and, in accordance with the vesting schedules of such awards, record the resulting potential liabilities under other long-term payables and accrued liabilities which totaled RMB63.7 million and RMB39.7 million, respectively as of December 31, 2011. There were no significant cash payments for share-based liabilities for the year ended 2009, 2010 and 2011.

Forfeitures were estimated based on the Company’s weighted average historical forfeiture rate of the past five years. Differences between actual and estimated forfeitures are expensed in the period that the differences occur. See Note 18 for further information regarding share-based compensation assumptions and expense.

Taxation

(o)                   Taxation

Income tax expense is recognized in accordance with the laws of the relevant taxing authorities, with deferred taxes being provided for temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. Tax rate changes are reflected in income during the period the changes are enacted.

A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax bases of assets and liabilities as well as the expected future tax benefit to be derived from tax loss and tax credit carryforwards. The Company classifies deferred tax assets and liabilities into current and non-current based on the classification of the related asset or liability for financial reporting. A deferred tax liability or asset that is not related to an asset or liability for financial reporting, including deferred tax assets related to tax loss carryforwards, shall be classified according to the expected reversal date of the temporary difference.

Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount “more likely than not” to be realized in future tax returns. The valuation allowance for a particular tax jurisdiction is allocated between current and non-current deferred tax assets for that tax jurisdiction on a pro rata basis.

For a particular tax-paying component of an enterprise and within a particular tax jurisdiction, (a) all current deferred tax assets and liabilities are offset and presented as a single amount and (b) all non-current deferred tax assets and liabilities are offset and presented as a single amount. The Company does not offset deferred tax assets and liabilities attributable to different tax-paying components of the enterprise or to different tax jurisdictions.

The Company reports tax-related interest expense and penalty in Other, net in the consolidated statements of operations and comprehensive income, if there is any.  The Company did not incur any material penalty or interest payments in connection with tax positions during the years ended December 31, 2009, 2010 and 2011.

The Company did not have any significant unrecognized uncertain tax positions as of December 31, 2010 and 2011.

Net earnings per share ("EPS") and per American Depositary Share ("ADS")

(p)                   Net earnings per share (“EPS”) and per American Depositary Share (“ADS”)

Basic earnings per share are computed on the basis of the weighted-average number of ordinary shares outstanding during the period under measurement. Diluted earnings per share are based on the weighted-average number of ordinary shares outstanding and potential ordinary shares. Potential ordinary shares result from the assumed exercise of outstanding stock options, restricted share units or other potentially dilutive equity instruments, when they are dilutive under the treasury stock method or the if-converted method.

Statutory reserves

(q)                   Statutory reserves

The Company’s subsidiaries and VIEs incorporated in China are required to make appropriations to certain non-distributable statutory reserves. In accordance with the laws applicable to China’s Foreign Investment Enterprises, its subsidiaries have to make appropriations from its after-tax profit as reported in their PRC Statutory Accounts to non-distributable statutory reserves including (i) general reserve fund, (ii) enterprise expansion fund and (iii) staff bonus and welfare fund. The appropriation to the general reserve fund is at least 10% of the after-tax profits as reported in the PRC Statutory Accounts. Appropriation is not required if the reserve fund has reached 50% of the registered capital of the respective company. The appropriation to the other two reserve funds is at the discretion of the Board of Directors of the respective company. At the same time, the Company’s VIEs, in accordance with the China Company Laws, must make appropriations from their after-tax profit as reported in their PRC Statutory Accounts to non-distributable statutory reserves including (i) statutory surplus fund and (ii) discretionary surplus fund. The appropriation to the statutory surplus fund is at least 10% of the after-tax profits as reported in their PRC Statutory Accounts. Appropriation is not required if the statutory surplus fund has reached 50% of the registered capital of the respective company. Appropriation to the discretionary surplus fund is made at the discretion of the Board of Directors of the respective companies.

The general reserve fund and statutory surplus fund are restricted to set off against losses, expansion of production and operation or increase in the registered capital of the respective companies. The enterprise expansion fund can be used to expand production or to increase capital. The staff bonus and welfare fund is available to fund payments of special bonuses to staff and for collective welfare benefits. Upon approval by the Board of Directors, the discretionary surplus can be used to offset accumulated losses or to increase capital.

The staff bonus and welfare fund is a liability in nature. The other statutory reserves are not transferable to the Company in the form of cash dividends, loans or advances, and therefore, are not available for distribution except in liquidation.

The following table presents the Group’s appropriations to general reserve fund and statutory surplus fund for the years ended December 31, 2009, 2010 and 2011 (in millions):

	For the year ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Appropriations to general reserve fund and statutory surplus fund	29.9	96.2	150.6

For the years ended December 31, 2009, 2010 and 2011, NetEase Beijing, Guangzhou Interactive and Boguan did not make appropriations to statutory reserves as their cumulative appropriations in the past have already reached the statutory limit, namely 50% of the registered capital of the respective companies.

Non-controlling interests

(r)                   Non-controlling interests

In 2009, the Company adopted the retrospective presentation and disclosure requirements outlined by the new accounting standard on the non-controlling interest which became effective for fiscal years beginning on or after December 31, 2008. The new accounting standard guidance requires that the non-controlling interest shall continue to be attributed its share of losses even if that attribution results in a deficit non-controlling interest balance. In addition, the new accounting standard requires the presentation and disclosure requirements shall be applied retrospectively for all periods presented.

Related parties

(s)                   Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, stockholder, or a related corporation.

Comprehensive income

(t)                     Comprehensive income

Comprehensive income is defined as the change in equity of the Company during a period arising from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders.

Segment reporting

(u)                  Segment reporting

The Group’s internal organizational structure as well as information about geographical areas, business segments and major customers in financial statements is set out in details under Note 23.